UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT - APRIL 13, 2006

                                 MANCHESTER INC.
             (Exact name of Registrant as specified in its charter)

            NEVADA                   333-102740                 98-0380409
            ------                   ----------                 ----------
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)         Identification Number)

                          100 Crescent Court, 7th Floor
                               Dallas, Texas 75201
                               -------------------
                    (Address of principal executive offices)

                                 (866) 230-1805
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.


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

Item 5.02: Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On April 13, 2006, Manchester Inc. (the "Company") appointed James A. Worosz as the Company's new Senior Vice President of Finance. Mr. Worosz will join the senior management team to assist with the development of the Company's "Buy Here/Pay Here" car business.

Prior to joining the Company, Mr. Worosz was Vice President of Finance for J.D. Byrider Systems, Inc. ("J.D. Byrider") since 1999. In this position his duties included pricing the discounts by which J.D. Byrider's finance company, CarNow Acceptance Company ("CNAC"), purchased receivables from J.D. Byrider's sales company, setting CNAC's loan loss reserve, setting deal structure parameters for vehicle sales, determining the makes and models of vehicles to retail to customers, pricing J.D. Byrider's sales company's extended service contract, budgeting J.D. Byrider's sales company's monthly policy for service repairs, setting incentive compensation plans for underwriters, collection managers, and collectors, and projecting future cash flow for purposes of annual budgeting and scheduling new store expansion.

For a period lasting from November of 2000 until February of 2003, Mr. Worosz was also in charge of CNAC, and responsible for all aspects of CNAC's profitability and the performance of its $100 million portfolio of sub-prime automobile receivables.

On April 20, 2006, the Company announced that Lawrence A. Taylor, CPA has agreed to become the Company's Chief Financial Officer as soon as adequate directors and officers insurance is in place. In the interim, Mr. Taylor will act as a consultant to the Company and assist with the development of the Company's "Buy Here/Pay Here" car business.

Prior to joining the Company, Mr. Taylor served as Executive Vice President of Corporate Development for Digital Recorders, Inc. from October of 2004 until August of 2005. He had served as that company's Secretary, Vice President and Chief Financial Officer from May of 1998 to October of 2004, and had served as a Director since 2001.

Before joining Digital Recorders, Inc., Mr. Taylor had served in positions including as a partner at Tatum CFO, LLP, Senior Vice President and CFO at Precept Business Products, Inc., and as the V.P. and Group Controller for Mark IV Industries, Inc. Transportation Products Group.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

(d)   Exhibits.

Exhibit No.             Description of Exhibits
-----------             -----------------------

Exhibit 99.1            Press Release dated April 13, 2006.
Exhibit 99.2            Press Release dated April 20, 2006.

                                      # # #


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MANCHESTER INC.
Dated: April 20, 2006

                                               By: /s/ Richard D. Gaines
                                                   -----------------------------
                                                   Name:  Richard D. Gaines
                                                   Title: Secretary and Director


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